UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2004

                                Paxar Corporation
             (Exact name of registrant as specified in its charter)

          New York                  1-9493                      13-5670050
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

          105 Corporate Park Drive
           White Plains, New York                               10604
  (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (914) 697-6800

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

         Exhibit 99.1 -- Paxar Corporation Press Release, issued March 30, 2004.

Item 9. Regulation FD Disclosure.

         On March 30, 2004, Paxar Corporation issued a press release announcing the retirement of Jack R. Plaxe, Senior Vice President and Chief Financial Officer. A copy of Paxar's press release is attached to this report as Exhibit 99.1.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PAXAR CORPORATION
                                           (Registrant)


Date: March 31, 2004                       By:  /s/ Robert S. Stone
                                              ----------------------------------
                                                    Robert S. Stone
                                                    Vice President and Secretary

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